UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682 )

Exact name of registrant as specified in charter: Putnam Vista Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Vista Fund

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Vista
Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Vista Fund: midsize growth companies

have offered investors compelling opportunities

Despite enduring its share of challenges throughout the past 38 years, over time Putnam Vista Fund has rewarded long-term investors for their persistence, as illustrated in the growth chart below.

There are several key reasons why midsize growth stocks may continue to offer investors compelling opportunities:

First, stocks of midsize companies — also called mid-capitalization or mid-cap stocks —are generally more stable than small-cap stocks. By the time a company’s capitalization qualifies it as mid cap, it is generally large enough to have developed a solid infrastructure, including professional management, a comprehensive business plan, and a mature sales and marketing structure. It has also typically weathered a full economic cycle. These characteristics generally enable midsize companies to offer investors a greater degree of stability than that offered by smaller, less mature companies.

Second, mid-cap stocks generally have greater price inefficiencies than large-cap stocks. While midsize companies may have many of the same business characteristics as large companies, fewer analysts generally follow their stocks. This makes mid-cap stocks less efficiently priced and means that extensive research capabilities, such as those employed by your fund’s management team, can help identify promising midsize companies before the market recognizes their potential.

Third, midsize companies are frequently candidates for acquisition, which could have a positive impact on their stock prices. Buyers find the established business models and well-defined market niches of some midsize companies appealing.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Attractive growth
rates, inefficient pricing,
and acquisition potential
are a few reasons to
consider mid-cap
growth stocks.

Putnam Vista Fund seeks capital appreciation by investing mainly in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may have higher growth rates than larger, mature companies, but offer a greater degree of stability than smaller, less mature companies. The fund may be appropriate for investors seeking growth of capital and exposure to growth-oriented companies.

Highlights

• For the six months ended January 31, 2007, Putnam Vista Fund’s class A shares returned 12.59% without sales charges.

• Over the same period, the fund’s benchmark, the Russell Midcap Growth Index, returned 15.98%

• The average return for the fund’s Lipper category, Mid-Cap Growth Funds, was 13.91% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (6/3/68), average annual return is 9.89% at NAV and 9.74% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	6.13%	5.56%	81.28%	71.81%

5 years	6.68	5.55	38.20	30.99

3 years	11.84	9.83	39.88	32.49

1 year	1.41	–3.91	1.41	–3.91

6 months	—	—	12.59	6.65

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For a portion of the period, the fund limited expenses, without which returns would have been lower. For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

The beginning of your fund’s fiscal year, August 2006, overlapped the tail end of a significant market correction. By mid-August, growth stocks began to rally, and they continued to advance for the remainder of the six-month period covered by this report. Your fund participated in this rally, and our emphasis on technology stocks helped the fund’s results. Our stock selections within the specialty retailing industry also contributed positively to results. However, this industry is part of the consumer cyclicals sector, and fund holdings elsewhere in the sector were not as strong as we had expected. This weakness, which was shared by holdings within the health-care sector and several energy-related stocks, dampened overall performance and caused the fund to underperform both the benchmark and the average for its Lipper peer group.

Market overview

Following the midyear market downturn, stocks of midsize, growth-oriented companies rallied briskly in August and continued to rise during most of the six-month period ended January 31, 2007. Concerns related to higher inflation, rising interest rates, and higher oil prices abated, allowing the market to emerge from its doldrums. However, renewed concerns about whether consumers would spend enough to keep the economy from running out of steam surfaced in the fall. Fortunately, as market watchers had hoped, consumer spending remained relatively strong through the back-to-school and holiday seasons. Against this backdrop, growth stocks of midsize companies, which are your fund’s primary focus, registered positive returns in five out of the period’s six months.

Solid economic growth continued to provide a positive tone for domestic equity markets. U.S. gross domestic product grew at a 3.5% rate during the final three months of calendar 2006, which was about half a percentage point better than many on Wall Street were expecting. Consequently, many market observers concluded that the Fed’s multi-year campaign to engineer a “soft landing” for the economy may be succeeding. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits.

Strategy overview

In managing your fund, our goal is to focus our research and analysis on what we consider the most attractive opportunities in the mid-cap growth-stock universe. Specifically, we look for high-quality growth companies at what we consider favorable valuations. We have built our stock-selection strategy around three fundamental criteria: company quality, near-term growth prospects, and a valuation forecast that meets our parameters. The ability to rotate among these criteria gives the fund the advantage of potentially favorable market positioning whether the market is rewarding one, two, or all three of these factors.

Although it may not be a key consideration for other growth fund managers, valuation is a central tenet in our investment process. We believe our strategy of holding growth stocks with favorable valuations may help to cushion the volatility of the overall portfolio through changing market environments.

Our approach to valuing companies incorporates both a review of historical financial data and a forward-looking scenario analysis that enables us to examine a range of possible outcomes.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Equities

Russell Midcap Growth Index (midsize-company growth stocks)	15.98%

S&P 500 Index (broad stock market)	13.75%

Russell 2000 Index (small-company stocks)	14.95%

MSCI EAFE Index (international stocks)	14.33%

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	3.06%

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman Global Aggregate Bond Index (international bonds)	2.21%

We evaluate each company’s ability to generate cash flow relative to its current market price (price-to-free-cash-flow ratio). We also examine the company’s operating profit margin, seeking to identify those companies that we believe have the greatest potential to expand their margins. We then break companies down into 21 distinct market sectors and rank them relative to other companies with similar growth potential, operating margins, competitive environments, and capital requirements. Finally, in order to gauge current market sentiment toward a company, we will consider indicators such as analysts’ earnings forecasts.

Your fund’s holdings

During the period, the fund benefited the most from our stock selection in the technology sector. Several technology stocks were among the fund’s strongest contributors, including F5 Networks, a firm that provides networking solutions to help customers manage application traffic on their Internet-based networks, and MEMC Electronic Materials, a manufacturer of wafers for the semiconductor industry.

Looking at the other major growth-stock sectors, the two holdings that made the greatest contributions to performance for the period came from the specialty retail sector. Specialty retailers Guess?, Inc. and American Eagle Outfitters consistently posted stronger-than-expected sales and

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

earnings during the six-month period, and their stocks were rewarded accordingly. In addition, same-store sales — a key indicator of retail performance that measures the sales of stores open for at least one year — grew at much faster rates for these retailers than those of many larger, broad-based retailers such as Wal-Mart. Another specialty retailer, Coach, a designer and marketer of handbags and accessories, was also a major contributor to results.

Homebuilder NVR, which we discussed in the annual report as a major detractor from performance for the fund’s 2006 fiscal year, rebounded significantly during the first half of the fund’s 2007 fiscal year. Despite the slowdown in new home construction and its negative impact on earnings of homebuilding companies, the market concurred with our view that NVR’s conservative approach to acquiring land placed it in a stronger competitive position relative to many other firms in its sector.

In sector terms, the fund’s health-care holdings were the biggest disappointment during the period. Sierra Health Services, a managed-care provider, saw its stock decline during most of the period, before rallying sharply during the last week of the period on better-than-expected earnings results. We were encouraged by the earnings surprise and continue to hold the stock. The demographics of an aging population are certainly in Sierra’s favor, and despite an ongoing contract dispute

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Harley-Davidson, Inc. (2.2%)	Automotive

UST, Inc. (2.2%)	Tobacco

Network Appliance, Inc. (2.1%)	Computers

Bear Stearns Cos., Inc. (2.1%)	Investment banking/brokerage

EOG Resources, Inc. (1.9%)	Oil and gas

WellCare Health Plans, Inc. (1.7%)	Health-care services

Coach, Inc. (1.7%)	Textiles

Lam Research Corp. (1.7%)	Semiconductors

NVR, Inc. (1.6%)	Homebuilding

Staples, Inc. (1.6%)	Retail

with a major hospital provider, the firm continues to grow its membership base.

Energy-related holdings also detracted from the fund’s performance. Grey Wolf, which provides onshore contract drilling services to the oil and gas industry, and Frontier Oil, which specializes in refining heavier, less expensive types of crude oil, trended downward, in line with falling oil prices. By period-end, we had trimmed our position in Grey Wolf, but were maintaining our position in Frontier Oil.

The fund’s investment in Accredited Home Lenders Holding Co. was another disappointment during the period. This firm operates in the sub-prime segment of the mortgage-lending market. It announced lower earnings expectations due to increasing delinquencies among holders of sub-prime mortgage loans. In light of the increasing uncertainty within the sub-prime mortgage-loan market, we eliminated the position from the portfolio shortly after the fiscal period ended.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While certain sectors of the economy, such as housing, have slowed, other sectors continued to perform well and have kept broad-based economic growth intact. Consumer and business spending have remained at what we believe are healthy levels, and are key considerations for us as we formulate our economic outlook. If this trend continues, it is our opinion that while the economy may decelerate overall, a moderate rate of growth will persist.

In light of multi-year outperformance by most value-stock categories, we believe that as investors rebalance their portfolios, more money may flow into growth stocks in 2007. Moreover, it appears that investors are waking up to the compelling values that we believe exist among many growth stocks, particularly in the technology sector. While there are no guarantees, if our expectations prove true, these developments may further strengthen the environment for growth investing. Furthermore, should this occur, we believe the fund’s approach to seeking out high-quality midsize growth companies at reasonable valuations should enable it to take full advantage of the opportunities such an environment can offer.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.89%	9.74%	8.90%	8.90%	9.06%	9.06%	9.18%	9.09%	9.62%	9.98%

10 years	81.28	71.81	68.16	68.16	68.30	68.30	72.38	66.74	76.94	85.93
Annual average	6.13	5.56	5.33	5.33	5.34	5.34	5.60	5.25	5.87	6.40

5 years	38.20	30.99	33.11	31.11	33.17	33.17	34.81	30.36	36.68	40.00
Annual average	6.68	5.55	5.89	5.57	5.90	5.90	6.16	5.45	6.45	6.96

3 years	39.88	32.49	36.76	33.76	36.86	36.86	37.78	33.29	38.84	40.98
Annual average	11.84	9.83	11.00	10.18	11.03	11.03	11.27	10.05	11.56	12.13

1 year	1.41	-3.91	0.61	-4.39	0.65	-0.35	0.85	-2.38	1.06	1.69

6 months	12.59	6.65	12.15	7.15	12.17	11.16	12.34	8.67	12.38	12.73

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, the fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/07

		Lipper Mid-Cap
	Russell Midcap	Growth Funds
	Growth Index	category average*

Annual average
(life of fund)	—†	9.36%

10 years	126.80%	113.86
Annual average	8.53	7.53

5 years	58.97	42.71
Annual average	9.71	7.20

3 years	43.71	35.81
Annual average	12.85	10.63

1 year	8.20	4.92

6 months	15.98	13.91

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 653, 624, 488, 390, and 158 funds, respectively, in this Lipper category.

† The Russell Midcap Growth Index began operations on 12/31/85.

Fund price and distribution* information

For the six-month period ended 1/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/06	$10.25	$10.82	$8.89	$ 9.70	$ 9.48	$ 9.80	$10.18	$10.68

1/31/07	11.54	12.18	9.97	10.88	10.65	11.01	11.44	12.04

*The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.84%	9.69%	8.86%	8.86%	9.02%	9.02%	9.13%	9.04%	9.57%	9.93%

10 years	87.37	77.52	73.84	73.84	74.00	74.00	78.26	72.43	83.03	92.15
Annual average	6.48	5.91	5.69	5.69	5.70	5.70	5.95	5.60	6.23	6.75

5 years	30.32	23.47	25.52	23.52	25.53	25.53	27.14	23.08	28.98	31.91
Annual average	5.44	4.31	4.65	4.32	4.65	4.65	4.92	4.24	5.22	5.70

3 years	40.93	33.57	37.77	34.76	37.74	37.74	38.85	34.37	39.98	41.96
Annual average	12.12	10.13	11.27	10.46	11.26	11.26	11.56	10.35	11.86	12.39

1 year	5.63	0.09	4.84	–0.16	4.84	3.84	5.16	1.76	5.38	5.86

6 months	3.78	–1.66	3.40	–1.60	3.41	2.41	3.59	0.19	3.62	3.89

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Vista Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.84	$ 9.84	$ 9.84	$ 8.51	$ 7.17	$ 4.50

Ending value (after expenses)	$1,125.90	$1,121.50	$1,121.70	$1,123.40	$1,123.80	$1,127.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.55	$ 9.35	$ 9.35	$ 8.08	$ 6.82	$ 4.28

Ending value (after expenses)	$1,019.71	$1,015.93	$1,015.93	$1,017.19	$1,018.45	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Average annualized expense
ratio for Lipper peer group*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Vista Fund	111%	74%	78%	65%	89%

Lipper Mid-Cap Growth Funds
category average	110%	115%	130%	140%	170%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Mid-Cap Growth Team. Kevin Divney is the Portfolio Leader and Brian DeChristopher is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 930,000	$101,000,000

Putnam employees	$14,425,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $840,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Divney is also a Portfolio Leader of Putnam New Opportunities Fund.

Brian DeChristopher is also a Portfolio Member of Putnam New Opportunities Fund.

Kevin Divney and Brian DeChristopher may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended January 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 7th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

54th	23rd	63rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 556, 460, and 353 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Growth Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 76th, 57th, and 69th, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 467th out of 621, 218th out of 385, and 106th out of 153 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

COMMON STOCKS (99.7%)*

	Shares	Value

Aerospace and Defense (1.2%)
L-3 Communications Holdings, Inc.	356,228	$29,331,814

Automotive (2.5%)
Harley-Davidson, Inc. (S)	773,300	52,793,191
Snap-On, Inc.	128,700	6,204,627
		58,997,818

Banking (1.9%)
Synovus Financial Corp. (S)	275,200	8,787,136
Unibanco-Uniao de Bancos Brasileiros SA ADR (Brazil) (S)	377,500	35,798,325
		44,585,461

Biotechnology (2.1%)
Applera Corp. — Applied Biosystems Group	515,900	17,932,684
Genzyme Corp. †	470,700	30,939,111
		48,871,795

Building Materials (0.4%)
Building Materials Holding Corp. (S)	425,900	10,149,197

Chemicals (0.5%)
Albemarle Corp.	143,450	11,186,231

Commercial and Consumer Services (4.8%)
Corporate Executive Board Co. (The) (S)	352,824	32,011,722
Equifax, Inc.	495,000	20,557,350
Monster Worldwide, Inc. †	467,500	23,099,175
Paychex, Inc. (S)	928,300	37,141,283
		112,809,530

Communications Equipment (1.4%)
F5 Networks, Inc. †	307,400	21,960,656
Harris Corp.	226,900	11,531,058
		33,491,714

Computers (6.2%)
Brocade Communications Systems, Inc. †	1,663,000	14,268,540
Emulex Corp. †	934,763	16,592,043
Lexmark International, Inc. Class A † (S)	484,100	30,512,823
Network Appliance, Inc. †	1,320,300	49,643,280
Polycom, Inc. † (S)	507,300	17,055,426
Red Hat, Inc. † (S)	768,300	17,463,459
		145,535,571

Construction (0.4%)
Eagle Materials, Inc. (S)	193,700	9,566,843

COMMON STOCKS (99.7%)* continued

	Shares	Value

Consumer (1.0%)
Harman International Industries, Inc. (S)	241,487	$22,837,426

Consumer Finance (0.4%)
Accredited Home Lenders Holding Co. † (S)	275,300	7,645,081
Nelnet, Inc. Class A †	86,376	2,390,024
		10,035,105

Consumer Goods (0.4%)
Newell Rubbermaid, Inc.	325,200	9,606,408

Consumer Services (0.8%)
Labor Ready, Inc. †	594,215	11,159,358
Nutri/System, Inc. † (S)	189,600	8,351,880
		19,511,238

Electrical Equipment (1.5%)
WESCO International, Inc. † (S)	596,800	36,237,696

Electronics (2.4%)
Altera Corp. † (S)	927,700	18,600,385
Analog Devices, Inc.	273,600	8,960,400
MEMC Electronic Materials, Inc. † (S)	543,200	28,463,680
		56,024,465

Energy (1.8%)
BJ Services Co.	396,900	10,978,254
Grey Wolf, Inc. † (S)	4,100,800	28,008,464
Hydril Co. †	46,700	3,693,970
		42,680,688

Engineering & Construction (0.6%)
Quanta Services, Inc. † (S)	643,500	13,236,795

Financial (1.9%)
Assurant, Inc.	252,300	14,022,834
Moody’s Corp.	448,100	32,066,036
		46,088,870

Food (1.5%)
Campbell Soup Co. (S)	495,200	19,055,296
McCormick & Co., Inc.	421,100	16,439,744
		35,495,040

Gaming & Lottery (1.4%)
International Game Technology	733,500	31,877,910

Health Care Services (7.1%)
Coventry Health Care, Inc. †	666,700	34,368,385
Humana, Inc. †	611,900	33,960,450
Laboratory Corp. of America Holdings †	353,100	25,931,664
McKesson Corp.	479,900	26,754,425

COMMON STOCKS (99.7%)* continued

	Shares	Value

Health Care Services continued
Sierra Health Services, Inc. † (S)	179,185	$7,203,237
WellCare Health Plans, Inc. † (S)	512,148	39,681,227
		167,899,388

Homebuilding (1.6%)
NVR, Inc. † (S)	55,792	38,637,076

Household Furniture and Appliances (0.4%)
Tempur-Pedic International, Inc. (S)	375,200	8,929,760

Insurance (1.3%)
W.R. Berkley Corp.	935,625	30,959,831

Investment Banking/Brokerage (2.4%)
Bear Stearns Cos., Inc. (The)	296,895	48,943,141
Nuveen Investments, Inc. Class A (S)	150,400	7,444,800
		56,387,941

Leisure (0.3%)
Thor Industries, Inc. (S)	179,500	7,585,670

Lodging/Tourism (1.5%)
Choice Hotels International, Inc.	824,300	34,859,647

Machinery (3.7%)
Cummins, Inc. (S)	199,400	26,831,264
Manitowoc Co., Inc. (The)	145,000	7,519,700
MSC Industrial Direct Co., Inc. Class A	643,309	27,784,516
Terex Corp. †	231,780	13,185,964
Wabtec Corp.	338,700	10,845,174
		86,166,618

Manufacturing (5.0%)
Actuant Corp. Class A (S)	210,603	10,485,923
Dover Corp.	570,009	28,272,446
Freightcar America, Inc. (S)	148,500	8,629,335
Graco, Inc. (S)	836,775	34,115,317
IDEX Corp.	410,200	21,289,380
Roper Industries, Inc. (S)	269,871	14,011,702
		116,804,103

Medical Technology (4.9%)
Becton, Dickinson and Co.	155,900	11,994,946
C.R. Bard, Inc. (S)	396,400	32,710,928
Immucor, Inc. †	336,800	10,622,672
Kinetic Concepts, Inc. † (S)	706,800	34,767,492
Mentor Corp. (S)	503,800	25,688,762
		115,784,800

COMMON STOCKS (99.7%)* continued

	Shares	Value

Metals (2.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	619,000	$35,598,690
IPSCO, Inc. (Canada) (S)	209,400	21,155,682
		56,754,372

Oil & Gas (3.0%)
EOG Resources, Inc.	644,400	44,547,372
Frontier Oil Corp.	887,200	25,205,352
		69,752,724

Pharmaceuticals (1.5%)
Barr Pharmaceuticals, Inc. †	351,100	18,790,872
Endo Pharmaceuticals Holdings, Inc. † (S)	573,499	17,617,889
		36,408,761

Power Producers (1.6%)
AES Corp. (The) † (S)	1,808,600	37,600,794

Publishing (0.9%)
Marvel Entertainment, Inc. † (S)	756,738	21,128,125

Real Estate (1.4%)
CB Richard Ellis Group, Inc. Class A †	865,300	32,543,933

Restaurants (1.1%)
Darden Restaurants, Inc.	674,307	26,392,376

Retail (7.8%)
Aeropostale, Inc. † (S)	398,200	14,311,308
American Eagle Outfitters, Inc. (S)	1,061,772	34,380,177
AnnTaylor Stores Corp. †	611,500	21,096,750
Bed Bath & Beyond, Inc. †	141,600	5,974,104
Big Lots, Inc. † (S)	852,657	22,109,396
Claire’s Stores, Inc.	573,052	19,712,989
Dress Barn, Inc. †	359,700	8,082,459
Guess ?, Inc. † (S)	265,158	19,120,543
Staples, Inc.	1,488,174	38,275,835
		183,063,561

Schools (1.0%)
Apollo Group, Inc. Class A † (S)	546,500	23,718,100

Semiconductor (1.7%)
Lam Research Corp. † (S)	857,535	39,283,678

Software (4.7%)
Autodesk, Inc. †	782,500	34,210,900
BMC Software, Inc. †	667,245	22,946,556
McAfee, Inc. †	886,928	25,951,513
Websense, Inc. † (S)	1,287,800	27,880,870
		110,989,839

COMMON STOCKS (99.7%)* continued

	Shares	Value

Technology Services (1.4%)
Fair Isaac Corp. (S)	856,500	$34,105,830

Textiles (2.9%)
Coach, Inc. † (S)	864,400	39,641,384
Gymboree Corp. (The) † (S)	249,500	10,800,855
Phillips-Van Heusen Corp. (S)	319,600	17,625,940
		68,068,179

Tobacco (3.2%)
Loews Corp. — Carolina Group	359,600	24,646,984
UST, Inc. (S)	882,500	50,690,800
		75,337,784

Transportation Services (1.8%)
C.H. Robinson Worldwide, Inc. (S)	683,339	36,251,134
Expeditors International of Washington, Inc.	141,200	6,027,828
		42,278,962

Total common stocks (cost $2,133,919,138)		$2,349,599,467

SHORT-TERM INVESTMENTS (19.7%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.46%
and due dates ranging from February 1, 2007
to March 23, 2007 (d)	$447,134,561	$446,406,143
Putnam Prime Money Market Fund (e)	16,761,903	16,761,903

Total short-term investments (cost $463,168,046)		$463,168,046

TOTAL INVESTMENTS
Total investments (cost $2,597,087,184)		$2,812,767,513

* Percentages indicated are based on net assets of $2,355,519,860.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at January 31, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $434,784,514 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,580,325,281)	$ 2,796,005,610
Affiliated issuers (identified cost $16,761,903) (Note 5)	16,761,903

Dividends, interest and other receivables	1,311,848

Receivable for shares of the fund sold	1,569,670

Receivable for securities sold	43,255,650

Total assets	2,858,904,681

LIABILITIES

Payable for securities purchased	40,509,874

Payable for shares of the fund repurchased	11,264,551

Payable for compensation of Manager (Notes 2 and 5)	3,177,676

Payable for investor servicing and custodian fees (Note 2)	591,294

Payable for Trustee compensation and expenses (Note 2)	414,296

Payable for administrative services (Note 2)	5,624

Payable for distribution fees (Note 2)	708,333

Collateral on securities loaned, at value (Note 1)	446,406,143

Other accrued expenses	307,030

Total liabilities	503,384,821

Net assets	$ 2,355,519,860

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 5,453,310,117

Accumulated net investment loss (Note 1)	(4,295,647)

Accumulated net realized loss on investments (Note 1)	(3,309,174,939)

Net unrealized appreciation of investments	215,680,329

Total — Representing net assets applicable to capital shares outstanding	$ 2,355,519,860

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,763,175,136 divided by 152,768,754 shares)	$11.54

Offering price per class A share
(100/94.75 of $11.54)*	$12.18

Net asset value and offering price per class B share
($327,813,460 divided by 32,871,971 shares)**	$9.97

Net asset value and offering price per class C share
($38,473,319 divided by 3,537,223 shares)**	$10.88

Net asset value and redemption price per class M share
($28,254,371 divided by 2,652,935 shares)	$10.65

Offering price per class M share
(100/96.75 of $10.65)*	$11.01

Net asset value, offering price and redemption price per class R share
($1,981,966 divided by 173,188 shares)	$11.44

Net asset value, offering price and redemption price per class Y share
($195,821,608 divided by 16,269,753 shares)	$12.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $113,189)	$ 9,308,173

Interest (including interest income of $279,343
from investments in affiliated issuers) (Note 5)	334,827

Securities lending	310,457

Total investment income	9,953,457

EXPENSES

Compensation of Manager (Note 2)	6,374,198

Investor servicing fees (Note 2)	3,310,332

Custodian fees (Note 2)	147,395

Trustee compensation and expenses (Note 2)	41,274

Administrative services (Note 2)	16,847

Distribution fees — Class A (Note 2)	2,253,488

Distribution fees — Class B (Note 2)	1,768,656

Distribution fees — Class C (Note 2)	194,294

Distribution fees — Class M (Note 2)	108,862

Distribution fees — Class R (Note 2)	3,515

Other	334,658

Non-recurring costs (Notes 2 and 6)	6,334

Costs assumed by Manager (Notes 2 and 6)	(6,334)

Fees waived and reimbursed by Manager (Note 5)	(5,268)

Total expenses	14,548,251

Expense reduction (Note 2)	(299,147)

Net expenses	14,249,104

Net investment loss	(4,295,647)

Net realized gain on investments (Notes 1 and 3)	69,773,158

Net realized gain on futures contracts (Note 1)	198,027

Net unrealized appreciation of investments	220,366,483

Net gain on investments	290,337,668

Net increase in net assets resulting from operations	$286,042,021

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment loss	$ (4,295,647)	$ (7,085,855)

Net realized gain on investments	69,971,185	497,733,899

Net unrealized appreciation (depreciation) of investments	220,366,483	(439,805,314)

Net increase in net assets resulting from operations	286,042,021	50,842,730

Redemption fees (Note 1)	796	8,298

Decrease from capital share transactions (Note 4)	(355,324,074)	(499,876,032)

Total decrease in net assets	(69,281,257)	(449,025,004)

NET ASSETS

Beginning of period	2,424,801,117	2,873,826,121

End of period (including accumulated net investment loss
of $4,295,647 and $—, respectively)	$2,355,519,860	$2,424,801,117

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:			RATIOS AND SUPPLEMENTAL DATA:
			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2007**	$10.25	(.01)(d)	1.30	1.29	—(f)	$11.54	12.59*	$1,763,175	.55(d)*	(.12)(d)*	23.75*
July 31, 2006	10.11	(.01)(d,e)	.15	.14	—(f)	10.25	1.39(e)	1,773,483	.99(d,e)	(.13)(d,e)	110.50
July 31, 2005	8.04	(.05)(d,g)	2.12	2.07	—(f)	10.11	25.75	1,996,475	1.10(d)	(.51)(d,g)	73.81
July 31, 2004	7.12	(.05)(d)	.97	.92	—(f)	8.04	12.92	1,798,906	1.08(d)	(.60)(d)	77.95
July 31, 2003	6.30	(.03)	.85	.82	—	7.12	13.02	2,238,709	1.09	(.54)	64.83
July 31, 2002	9.22	(.04)	(2.88)	(2.92)	—	6.30	(31.67)	2,563,995	1.00	(.56)	89.19

CLASS B
January 31, 2007**	$8.89	(.05)(d)	1.13	1.08	—(f)	$9.97	12.15*	$327,813	.93(d)*	(.50)(d)*	23.75*
July 31, 2006	8.83	(.08)(d,e)	.14	.06	—(f)	8.89	.68(e)	369,959	1.74(d,e)	(.88)(d,e)	110.50
July 31, 2005	7.08	(.10)(d,g)	1.85	1.75	—(f)	8.83	24.72	539,589	1.85(d)	(1.27)(d,g)	73.81
July 31, 2004	6.32	(.10)(d)	.86	.76	—(f)	7.08	12.03	674,172	1.83(d)	(1.35)(d)	77.95
July 31, 2003	5.63	(.07)	.76	.69	—	6.32	12.26	842,635	1.84	(1.29)	64.83
July 31, 2002	8.30	(.09)	(2.58)	(2.67)	—	5.63	(32.17)	913,467	1.75	(1.31)	89.19

CLASS C
January 31, 2007**	$9.70	(.05)(d)	1.23	1.18	—(f)	$10.88	12.17*	$38,473	.93(d)*	(.50)(d)*	23.75*
July 31, 2006	9.63	(.09)(d,e)	.16	.07	—(f)	9.70	.73(e)	37,906	1.74(d,e)	(.88)(d,e)	110.50
July 31, 2005	7.72	(.11)(d,g)	2.02	1.91	—(f)	9.63	24.74	38,881	1.85(d)	(1.26)(d,g)	73.81
July 31, 2004	6.89	(.10)(d)	.93	.83	—(f)	7.72	12.05	36,770	1.83(d)	(1.35)(d)	77.95
July 31, 2003	6.14	(.08)	.83	.75	—	6.89	12.22	48,585	1.84	(1.29)	64.83
July 31, 2002	9.05	(.10)	(2.81)	(2.91)	—	6.14	(32.15)	52,939	1.75	(1.31)	89.19

CLASS M
January 31, 2007**	$9.48	(.04)(d)	1.21	1.17	—(f)	$10.65	12.34*	$28,254	.80(d)*	(.38)(d)*	23.75*
July 31, 2006	9.40	(.06)(d,e)	.14	.08	—(f)	9.48	.85(e)	28,989	1.49(d,e)	(.63)(d,e)	110.50
July 31, 2005	7.51	(.08)(d,g)	1.97	1.89	—(f)	9.40	25.17	41,068	1.60(d)	(1.01)(d,g)	73.81
July 31, 2004	6.69	(.08)(d)	.90	.82	—(f)	7.51	12.26	44,375	1.58(d)	(1.10)(d)	77.95
July 31, 2003	5.95	(.06)	.80	.74	—	6.69	12.44	60,957	1.59	(1.04)	64.83
July 31, 2002	8.74	(.08)	(2.71)	(2.79)	—	5.95	(31.92)	73,816	1.50	(1.06)	89.19

CLASS R
January 31, 2007**	$10.18	(.03)(d)	1.29	1.26	—(f)	$11.44	12.38*	$1,982	.67(d)*	(.24)(d)*	23.75*
July 31, 2006	10.06	(.04)(d,e)	.16	.12	—(f)	10.18	1.19(e)	826	1.24(d,e)	(.35)(d,e)	110.50
July 31, 2005	8.02	(.07)(d,g)	2.11	2.04	—(f)	10.06	25.44	248	1.35(d)	(.73)(d,g)	73.81
July 31, 2004	7.12	(.06)(d)	.96	.90	—(f)	8.02	12.64	37	1.33(d)	(.88)(d)	77.95
July 31, 2003†	6.14	(.03)	1.01	.98	—	7.12	15.96*	1	.71*	(.42)*	64.83

CLASS Y
January 31, 2007**	$10.68	—(d,f)	1.36	1.36	—(f)	$12.04	12.73*	$195,822	.42(d)*	—(d,f)*	23.75*
July 31, 2006	10.50	.01(d,e)	.17	.18	—(f)	10.68	1.71(e)	213,639	.74(d,e)	.12(d,e)	110.50
July 31, 2005	8.33	(.02)(d,g)	2.19	2.17	—(f)	10.50	26.05	257,564	.85(d)	(.26)(d,g)	73.81
July 31, 2004	7.36	(.03)(d)	1.00	.97	—(f)	8.33	13.18	257,709	.83(d)	(.35)(d)	77.95
July 31, 2003	6.50	(.02)	.88	.86	—	7.36	13.23	554,344.84		(.28)	64.83
July 31, 2002	9.48	(.03)	(2.95)	(2.98)	—	6.50	(31.43)	600,170.75		(.32)	89.19

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

	1/31/07	7/31/06	7/31/05	7/31/04

Class A	<0.01%	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.04%

Class B	<0.01	0.03

Class C	<0.01	0.04

Class M	<0.01	0.03

Class R	<0.01	0.05

Class Y	<0.01	0.04

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Vista Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2007, the value of securities loaned amounted to $434,784,514. The fund received cash collateral of $446,406,143 which is pooled with collateral of other Putnam funds into 36 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $3,378,389,692 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,928,415,930	July 31, 2010

1,449,973,762	July 31, 2011

The aggregate identified cost on a tax basis is $2,597,843,614, resulting in gross unrealized appreciation and depreciation of $304,689,554 and $89,765,655, respectively, or net unrealized appreciation of $214,923,899.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2007, Putnam Management has assumed $6,334 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $3,457,727 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2007, the fund’s expenses were reduced by $299,147 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $712, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $26,040 and $320 from the sale of class A and class M shares, respectively, and received $165,546 and $5,864 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $2,567 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $571,538,573 and $935,998,205, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/07:
Shares sold	8,740,378	$ 95,290,834

Shares issued
in connection
with reinvestment
of distributions	—	—

	8,740,378	95,290,834

Shares
repurchased	(28,976,757)	(317,876,565)

Net decrease	(20,236,379)	$(222,585,731)

Year ended 7/31/06:
Shares sold	31,915,275	$ 343,796,425

Shares issued
in connection
with reinvestment
of distributions	—	—

	31,915,275	343,796,425

Shares
repurchased	(56,469,258)	(600,251,599)

Net decrease	(24,553,983)	$(256,455,174)

CLASS B	Shares	Amount
Six months ended 1/31/07:
Shares sold	717,969	$ 6,750,338

Shares issued
in connection
with reinvestment
of distributions	—	—

	717,969	6,750,338

Shares
repurchased	(9,453,328)	(89,287,547)

Net decrease	(8,735,359)	$ (82,537,209)

Year ended 7/31/06:
Shares sold	3,425,408	$ 32,106,894

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,425,408	32,106,894

Shares
repurchased	(22,917,122)	(212,597,965)

Net decrease	(19,491,714)	$(180,491,071)

CLASS C	Shares	Amount
Six months ended 1/31/07:
Shares sold	216,972	$ 2,225,687

Shares issued
in connection
with reinvestment
of distributions	—	—

	216,972	2,225,687

Shares
repurchased	(588,651)	(6,076,985)

Net decrease	(371,679)	$(3,851,298)

Year ended 7/31/06:
Shares sold	837,263	$ 8,540,324

Shares issued
in connection
with reinvestment
of distributions	—	—

	837,263	8,540,324

Shares
repurchased	(965,477)	(9,828,062)

Net decrease	(128,214)	$(1,287,738)

CLASS M	Shares	Amount
Six months ended 1/31/07:
Shares sold	99,220	$ 995,606

Shares issued
in connection
with reinvestment
of distributions	—	—

	99,220	995,606

Shares
repurchased	(502,883)	(5,076,341)

Net decrease	(403,663)	$ (4,080,735)

Year ended 7/31/06:
Shares sold	409,846	$ 4,104,606

Shares issued
in connection
with reinvestment
of distributions	—	—

	409,846	4,104,606

Shares
repurchased	(1,724,499)	(17,083,657)

Net decrease	(1,314,653)	$(12,979,051)

CLASS R	Shares	Amount
Six months ended 1/31/07:
Shares sold	124,408	$1,345,614

Shares issued
in connection
with reinvestment
of distributions	—	—

	124,408	1,345,614

Shares
repurchased	(32,347)	(344,781)

Net increase	92,061	$1,000,833

Year ended 7/31/06:
Shares sold	105,027	$1,119,635

Shares issued
in connection
with reinvestment
of distributions	—	—

	105,027	1,119,635

Shares
repurchased	(48,511)	(551,680)

Net increase	56,516	$ 567,955

CLASS Y	Shares	Amount
Six months ended 1/31/07:
Shares sold	1,097,936	$ 12,507,594

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,097,936	12,507,594

Shares
repurchased	(4,836,882)	(55,777,528)

Net decrease	(3,738,946)	$ (43,269,934)

Year ended 7/31/06:
Shares sold	5,407,159	$ 60,290,791

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,407,159	60,290,791

Shares
repurchased	(9,930,461)	(109,521,744)

Net decrease	(4,523,302)	$ (49,230,953)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $5,268 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $279,343 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $243,305,635 and $226,543,732, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $2,128,878 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on

currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended January 31, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended January 31, 2007.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, First Albany Corporation, JPMorgan Clearing, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Vice President, Principal
Trustees	Accounting Officer and	Nancy E. Florek
John A. Hill, Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Jameson Adkins Baxter,		Assistant Treasurer and
Vice Chairman	Susan G. Malloy	Proxy Manager
Charles B. Curtis	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA015 241682 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.

Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Vista Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007